UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Filed Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported): January 9, 2006
Zonagen, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15281	76-0233274
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)
2408 Timberloch Place, Suite B-1
The Woodlands, Texas 77380
(Address of principal
executive offices
and zip code)
(281) 719-3400
(Registrant’s telephone
number, including area
code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Information
     Zonagen, Inc. (the “Company”) announced that it has received Investigational Review Board (IRB) approval for the start of its Phase III study of Androxal™, a once-a-day oral therapy for the treatment of testosterone deficiency resulting from a condition known as secondary hypogonadism. The 200 patient trial will be conducted in the U.S. under an existing U.S. Investigational New Drug application and will enroll patients at up to 20 clinical sites.
     A copy of the Company’s press release is attached hereto as Exhibit 99.1. The press release is incorporated by reference herein and the foregoing description of the press release is qualified in its entirety by reference to the attached exhibit.
Item 9.01. Financial Statements and Exhibits
     c. Exhibits

Exhibit
Number	Description
99.1	Press Release dated January 9, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zonagen, Inc.
Date: January 10, 2006.	By:	/s/ Louis Ploth, Jr.
Louis Ploth, Jr.
Vice President, Business Development and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated January 9, 2006.